UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 24, 2016

BERKSHIRE HILLS BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15781	04-3510455
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

24 North Street, Pittsfield, Massachusetts	01201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (413) 443-5601

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement

On June 24, 2016, Berkshire Hills Bancorp, Inc. (the “Company” or “Berkshire Hills”), Berkshire Bank and First Choice Bank (“FCB”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which FCB will merge with and into Berkshire Bank (the “Merger”). Immediately following the Merger, First Choice Loan Services Inc., the mortgage banking subsidiary of FCB, will operate as a wholly-owned subsidiary of Berkshire Bank.

Under the terms of the Merger Agreement, each outstanding share of FCB common stock (including the shares of FCB preferred stock, which will be treated as if such shares were exchanged for FCB common stock immediately prior to the closing date) will be converted into the right to receive 0.5773 shares of Company common stock. FCB stock option and FCB warrant holders will receive a cash payment equal to the excess of $16.00 over the exercise price of such stock option or warrant.

The proposed merger is subject to customary closing conditions, including the receipt of regulatory approvals and approval by the shareholders of FCB. The merger is currently expected to be completed in the fourth quarter of 2016.

The directors and certain executive officers of FCB have agreed to vote their shares in favor of the approval of the Merger Agreement at the FCB shareholders meeting to be held to vote on the proposed transaction. If the merger is not consummated under specified circumstances, FCB has agreed to pay the Company a termination fee of $4.1 million.

In addition, concurrent with the execution of the Merger Agreement, Martin Tuchman, FCB’s Chairman, entered into an agreement with the Company (the “Agreement”). The Agreement provides that for a term of up to 36 months from the date of the closing of the merger, Mr. Tuchman generally may not: (i) with certain exceptions, transfer Company common stock beneficially owned unless such transfers are within certain timing and volume limits and if outside those timing or volume limitations, the Company is provided the right of first refusal on any sale, (ii) influence corporate transactions or management of the Company, or (iii) otherwise initiate or support actions or shareholders proposals unless such actions or proposals are approved or recommended by the Company’s board of directors. Additionally, during the term of the Agreement, Mr. Tuchman must vote all Company common stock beneficially owned in a manner consistent with the recommendations of the board of directors of the Company.

The Merger Agreement also contains usual and customary representations and warranties that the Company, Berkshire Bank and FCB have made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract between the Company, Berkshire Bank and FCB, and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms. Moreover, the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to stockholders, and the representations and warranties may have been used to allocate risk between the Company, Berkshire Bank and FCB rather than establishing matters as facts.

The foregoing summary of the Merger Agreement is qualified in its entirety by reference to the complete text of such document, which is filed as Exhibit 2.1 to this Form 8-K and which is incorporated herein by reference in its entirety.

Additional Information and Where to Find It

In connection with the proposed merger, Berkshire Hills will file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 that will include a Proxy Statement of FCB and a Prospectus of Berkshire Hills, as well as other relevant documents concerning the proposed merger. Investors and shareholders are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the proposed merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. Copies of the Registration Statement and Proxy Statement/Prospectus and the filings that will be incorporated by reference therein, as well as other filings containing information about Berkshire Hills and FCB, when they become available, may be obtained at the SEC’s Internet site (http://www.sec.gov).  You will also be able to obtain these documents, free of charge, from Berkshire Hills at www.berkshirebank.com under the tab “Investor Relations.”

FCB and Berkshire Hills and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of FCB in connection with the proposed merger.  Information about the directors and executive officers of Berkshire Hills is set forth in the proxy statement for the Berkshire Hills 2016 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 24, 2016. Information about the directors and executive officers of FCB will be included in the Proxy Statement/Prospectus as filed with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction and a description of their direct and indirect interests, by security holdings or otherwise, may be obtained by reading the Proxy Statement/Prospectus and other relevant documents regarding the proposed merger to be filed with the SEC when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified as such. In addition, certain statements may be contained in our future filings with the SEC, in press releases, and in oral and written statements made by us or with our approval that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statements of our plans, objectives and expectations or those of our management or Board of Directors, including those relating to products or services; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “continue,” “remain,” “will,” “should,” “may” and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those in such statements. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: local, regional, national and international economic conditions and the impact they may have on us and our customers and our assessment of that impact, changes in the level of non-performing assets and charge-offs; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; the effects of and changes in trade and monetary and fiscal policies and laws, including the interest rate policies of the Federal Reserve Board; inflation, interest rate, securities market and monetary fluctuations; political instability; acts of war or terrorism; the timely development and acceptance of new products and services and perceived overall value of these products and services by users; changes in consumer spending, borrowings and savings habits; changes in the financial performance and/or condition of our borrowers; technological changes; acquisitions and integration of acquired businesses; the ability to increase market share and control expenses; changes in the competitive environment among financial holding companies and other financial service providers; the quality and composition of our loan or investment portfolio; the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities and insurance) with which we and our subsidiaries must comply; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters; changes in our organization, compensation and benefit plans; the costs and effects of legal and regulatory developments, including the resolution of legal proceedings or regulatory or other governmental inquiries and the results of regulatory examinations or reviews; greater than expected costs or difficulties related to the opening of new branch offices or the integration of new products and lines of business, or both; and/or our success at managing the risk involved in the foregoing items.

Item 9.01.             Financial Statements and Exhibits

(d)   Exhibits.

Exhibit 2.1                                     Agreement and Plan of Merger dated as of June 24, 2016 by and among Berkshire Hills Bancorp, Inc., Berkshire Bank and First Choice Bank*

Exhibit 99.1                              News Release dated June 27, 2016

Exhibit 99.2                              Investor Presentation dated June 27, 2016

*Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Berkshire Hills Bancorp, Inc.

DATE: June 27, 2016	By:	/s/ Michael P. Daly
Michael P. Daly
President and Chief Executive Officer